Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: June 20, 2005

a.	Aggregate Amount of Collections	$302,038,552.70
	Aggregate Amount of Non-Principal Collections	$3,046,839.88
	Aggregate Amount of Principal Collections	$298,991,712.82
	Receivable Balance	$719,263,492.64
	Residual Participation Amount	$469,263,492.64
	Excess Funding Account	$0.00

b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	52.14%
	Principal Allocation Percentage	70.87%

c.	Total Amount Distributed on Series 2000-1	$1,397,152.78

d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00

e.	Amount of Such Distribution Allocable to Interest on 2000-1	$1,397,152.78

f.	Noteholder Default Amount	$0.00

g.	Required Subordinated Draw Amount	$0.00

h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00

i.	Monthly Servicing Fee	$599,386.24
	Noteholder Monthly Servicing Fee	$312,500.00

j.	Controlled Deposit Amount	$125,000,000.00

k.	Series 2000-1 Invested Amount at end of period (Gross)	$250,000,000.00
	Outstanding Principal Balance	$500,000,000.00

l.	Available Subordinated Amount	$65,303,357.78

m.	Carry-over Amount	$0.00

n.	Reserve Account Balance	$1,750,000.00

o.	Principal Funding Account Balance	$250,000,000.00
	Yield Supplement Account Balance	$1,750,000.00

p.	Accumulation Period Length	4
	Anticipated Accumlation Period Commencement Date	May 20, 2005
	Expected Maturity Date	August 22, 2005

VW CREDIT, INC. — SERVICER	Page 1
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VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY

	From	To	Days
Current Interest Period	5/20/2005	6/19/2005	31

Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$710,357,045.29
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$375,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$250,000,000.00
Required Subordinated Amount	$65,303,357.78
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$250,000,000.00
Available Subordinated Amount (previous period)	$123,118,806.83
Incremental Subordinated Amount (previous period)	$87,159,902.72

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00

Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00

Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00

Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00

1-month LIBOR Rate (annualized)	3.0900000%
Certificate Coupon (annualized)	3.245000%
Prime Rate (annualized)	6.0000000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.5150000%

TRUST PRINCIPAL RECEIVABLES
Receivable Balance at the Beginning of Period	$724,375,404.09
Receivable Balance at the Ending of Period	$719,263,492.64
Average Aggregate Principal Balance	$721,819,448.37
Aggregate Principal Collections	$298,991,712.82
New Principal Receivables	$293,879,801.37
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.24%
Weighted Average Interest Rate	5.76%
Previously waived Monthly Servicing Fee	$0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END

Net losses as a % of Avg. Receivables Balance (annualized)	0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$54,593,512.00
Used Vehicle Percentage	7.590%
Used Vehicle Percentage During Last Collection Period	7.413%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$41,326,710.00
Largest Dealer Percentage	5.705%

Aggregate Principal Amount of Receivables of Dealers over 2%	$108,506,116.76

SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$302,038,552.70
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$3,046,839.88
Investment Proceeds	$451,451.31
Aggregate Amount of Principal Collections	$298,991,712.82
Asset Receivables Rate	4.877%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A

PAYMENT RATE INFORMATION
Monthly Payment Rate	41.42%
Previous Collection Period Monthly Payment Rate	42.59%
Monthly Payment Rate 2 collection periods ago	44.69%
3-month Average Payment Rate	42.90%
Early Amortization Event?	NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	NO
Last Day of Revolving Period	May 19, 2005
Invested Amount as of Last Day of Revolving Period	$500,000,000.00
Accumulation Period Length (months)	4
First Accumulation Date	May 20, 2005
Expected Final Payment Date	August 22, 2005
Required Participation Percentage	104.00%
Principal Funding Account Balance	$250,000,000.00
Principal Payment Amount	$0.00
Controlled Accumlation Amount	$125,000,000.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$1,397,152.78
2. Noteholder Monthly Servicing Fee Distribution	$312,500.00
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$330,319.24

DEFICIENCY AMOUNT
Deficiency Amount	$0.00
Required Subordinated Draw Amount	$0.00

EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER	Page 2
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VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Summary

	Collections		Accrual	Distribution
From:	20-May-05
To:	19-Jun-05
Days:	31

LIBOR Rate	3.0900000%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS — BEGINNING OF PERIOD

		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance

	Trust		$250,000,000.00	$65,303,357.78	N/A	$585,303,357.78
1	Series 2000-1	100.00%	$250,000,000.00	$65,303,357.78	104.00%	$585,303,357.78	$500,000,000.00

VW CREDIT, INC. — SERVICER	Page 3
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VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

INITIAL AMOUNTS

Initial Invested Amount	$500,000,000.00
Invested Amount	$250,000,000.00
Controlled Accumulation Amount	$125,000,000.00
Required Subordinated Amount	$65,303,357.78
Annualized Servicing Fee Rate	1.00%
First Controlled Accumulation Date	May-05
Accumulation Period Length (months)	4
Expected Final Payment Date	Aug-05
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

EXCESS SPREAD CALCULATION

Weighted Average Rate Charged to Dealers	5.760%
LIBOR	3.090%
Note Rate (LIBOR+15.5 b.p.)	3.245%
Servicing Fee Rate	1.000%
Investor Net Losses	0.000%

Excess Spread	1.515%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount

Series Allocation Percentage	100.00%
Beginning Balance	$375,000,000.00	$375,000,000.00	$65,303,357.78	$0.00	0
Floating Allocation Percentage	52.14%	52.14%
Principal Allocation Percentage	70.87%	70.87%

Principal Collections	$298,991,712.82	$298,991,712.82	N.A.	N.A.
New Principal Receivables	$293,879,801.37	$293,879,801.37	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$125,000,000.00	$93,750,000.00	N.A.	N.A.

“Pool Factor”		50.00000000%

Ending Balance	$250,000,000.00	$250,000,000.00	$97,955,036.67	$0.00
Floating Allocation Percentage	53.27%	53.27%

Non-Principal Receivables

Non-Principal Collections	$1,588,520.71
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$451,451.31

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VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$123,118,806.83	$123,346,140.29
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$123,118,806.83	$123,346,140.29
(2) Subordination Percentage * Series 2000-1 Invested Amount	$23,972,602.74	$35,958,904.11

(a) lower of (1) or (2)	$23,972,602.74	$35,958,904.11
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
(c) Incremental Subordinated Amount	$41,330,755.04	$87,159,902.72
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00

Available Subordinated Amount	$65,303,357.78	$123,118,806.83

Overconcentration Amount	$108,506,116.76	$115,224,093.80

Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00

Required Non-Principal Distributions

Available Non-Principal Collections	$3,046,839.88	$2,979,282.28
Noteholder Non-Principal Collections	$1,588,520.71	$1,863,991.83
Residual Interestholder Non-Principal Collections	$1,423,636.75	$1,115,290.45
Investment Proceeds	$451,451.31	$204,026.40
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$5,213,608.77	$4,933,308.68

Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00

Monthly Servicing Fee	$599,386.24	$603,646.17
Noteholder Monthly Servicing Fee	$312,500.00	$416,666.67